EXHIBIT 10.9

Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed. Such exclusions have been marked with a [****].

THIRD AMENDMENT TO PRIVATE LABEL CREDIT CARD PROGRAM AGREEMENT

This Third Amendment (“Third Amendment”) to that certain Private Label Credit Card Program Agreement dated June 29, 2018 is made and entered into effective this 1st day of August, 2021 (the “Third Amendment Effective Date”) by and between Victoria’s Secret Stores, LLC (“Victoria’s Secret”), VS Service Company, LLC by change of name and organizational form from L Brands Direct Marketing, Inc., and L Brands Direct Fulfillment, LLC by change of organizational form from L Brands Direct Fulfillment, Inc. (collectively referred to as “Direct”),and VSPR Store Operations, LLC by change of name from Puerto Rico Store Operations, LLC (“Puerto Rico”) (Victoria’s Secret, Direct, and Puerto Rico collectively hereinafter referred to as “VS”) and Comenity Bank (“Bank”) (VS and Bank are referred to collectively as the “Parties”).

WHEREAS, VS and Bank entered into that certain Private Label Credit Card Program Agreement dated June 29, 2018 (as amended, modified or supplemented from time to time, the “Agreement”);

WHEREAS, Bath and Body Works, LLC (“BBW”) is an Affiliate of VS and is permitted to honor the Credit Cards under Section 2.1 and Section 3.1 of the Agreement;

WHEREAS, the Agreement does not permit non-VS Affiliates to honor Credit Cards;

WHEREAS, the Parties desire to permit BBW to continue honoring the Credit Cards for a period of time following a merger, acquisition, reorganization, public spin off, or other similar transaction or disposition, whereby, as a result, BBW and VS are no longer Affiliates; and

WHEREAS, the Parties desire to change certain terms to the Agreement as set forth in this Third Amendment to permit BBW to honor the Credit Cards during the BBW Post-Separation Period.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which has been agreed upon by the parties, VS and Bank agree to amend the Agreement with the following terms:

1.     Definitions. Each term used herein which is not defined in this Third Amendment shall have the meaning assigned to such term in the Agreement. The following definition shall apply for the purposes of this Third Amendment:

“BBW Post-Separation Period” means that certain up to [****] period following the merger, acquisition, reorganization, public spin off, or other similar transaction or disposition, such time period to be agreed upon by the parties, whereby, as a result, BBW and VS are no longer Affiliates.

CONFIDENTIAL AND PROPRIETARY INFORMATION

VS and Comenity Bank Third Amendment

2.     Amendment to the Agreement. As of the Third Amendment Effective Date, the Agreement is amended as follows:

Section 3.1 is hereby amended by adding the following:

“Notwithstanding the foregoing, BBW shall retain the right to honor any Credit Card properly issued and currently authorized by Bank during the BBW Post-Separation Period and subject to the terms of this Agreement.  The BBW Post-Separation Period includes any applicable wind-down period, and BBW may discontinue honoring such Credit Card at any time upon [****] prior written notice to VS.”

3.     Indemnification.  During the BBW Post-Separation Period, BBW shall be considered a Related Party.

4.     Royalties.  The Parties agree that during the BBW Post-Separation Period, Net Sales shall include all BBW Credit Sales for the purposes of Schedule 1.1.

5.     Term and Termination. This Third Amendment shall be effective as of the Third Amendment Effective Date.

6.     Miscellaneous.

5.1     Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect and shall apply to the subject matter of this Third Amendment. Wherever possible, the terms of this Third Amendment shall be read in such a manner as to avoid conflict with the Agreement but, in the event of an unavoidable conflict, the terms of this Third Amendment shall control over the terms and conditions of the Agreement solely with respect to the Services described in this Third Amendment.

5.2     This Third Amendment may be executed in counterparts, all of which shall constitute one and the same instrument.

[Signature Pages Follow]

CONFIDENTIAL AND PROPRIETARY INFORMATION

VS and Comenity Bank Third Amendment

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment in manner and form sufficient to bind them as of the date first above written.

COMENITY BANK

By: /s/ Ronald J. Ostler
Title: President
Date: August 2, 2021

[Signature Pages Continue]

CONFIDENTIAL AND PROPRIETARY INFORMATION

VS and Comenity Bank Third Amendment

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment in manner and form sufficient to bind them as of the date first above written.

VICTORIA’S SECRET STORES, LLC	VS SERVICE COMPANY, LLC

By: /s/ Brad J. Kramer	By: /s/ Brad J. Kramer
Title: EVP, CFO Brand r	Title: EVP, CFO Brand
Date: August 2, 2021	Date: August 2, 2021

VSPR STORE OPERATIONS, LLC	L BRANDS DIRECT FULFILLMENT, LLC

By: /s/ Brad J. Kramer	By: /s/ Brad J. Kramer
Title: EVP, CFO Brand	Title: EVP, CFO Brand
Date: August 2, 2021	Date: August 2, 2021

CONFIDENTIAL AND PROPRIETARY INFORMATION

VS and Comenity Bank Third Amendment